UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 20, 2017

TITAN INTERNATIONAL, INC.
(Exact name of Registrant as specified in its Charter)

Delaware	1-12936	36-3228472
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2701 Spruce Street, Quincy, IL 62301
(Address of principal executive offices, including Zip Code)

(217) 228-6011
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01 Entry Into a Material Definitive Agreement.

Indenture for 6.500% Senior Secured Notes due 2023

On November 20, 2017, Titan International, Inc. (“Titan” or the “Company”) issued $400,000,000 aggregate principal amount of 6.500% Senior Secured Notes due 2023 (the “Senior Secured Notes due 2023”) pursuant to an Indenture, dated as of November 20, 2017 (the “New Senior Secured Notes Indenture”), among the Company, the Guarantors (as defined below) and U.S. Bank National Association, as trustee (the “Trustee”) and as collateral trustee (the “Collateral Trustee”).

The Senior Secured Notes due 2023 will mature on November 30, 2023 and bear interest at the rate of 6.500% per annum. Titan may redeem all or a portion of the Senior Secured Notes due 2023 at any time on or after November 30, 2019, at a premium decreasing ratably to zero, plus accrued and unpaid interest. In addition, prior to November 30, 2019, Titan may redeem up to 40% of the aggregate principal amount of the Senior Secured Notes due 2023 at a redemption price of 106.500% of the principal amount, plus accrued and unpaid interest on the Senior Secured Notes due 2023 redeemed to the redemption date, with the net cash proceeds of one or more equity offerings by Titan; provided that: (1) at least 60% of the aggregate principal amount of Senior Secured Notes due 2023 originally issued under the New Senior Secured Notes Indenture (excluding Senior Secured Notes due 2023 held by Titan and its subsidiaries) remains outstanding immediately after the occurrence of such redemption; and (2) the redemption occurs within 180 days of the date of the closing of such equity offering. Titan may also redeem the Senior Secured Notes due 2023 at any time prior to November 30, 2019 at a price equal to 100% of the principal amount, plus accrued and unpaid interest and a make-whole premium.

The Senior Secured Notes due 2023 and the guarantees will be secured by first priority liens, subject to permitted liens, on certain collateral, which consists of Titan’s fee title, right and interest in and to the real estate on and buildings in which its manufacturing facilities are located, in Des Moines, Iowa; Freeport, Illinois; Quincy, Illinois; and Bryan, Ohio. The Senior Secured Notes due 2023 are guaranteed by certain of the Company’s subsidiaries that own the interest in such collateral, which consist of Titan Wheel Corporation of Illinois, an Illinois corporation; Titan Tire Corporation, an Illinois corporation; Titan Tire Corporation of Freeport, an Illinois corporation; and Titan Tire Corporation of Bryan, an Ohio corporation (collectively, the “Guarantors”). The New Senior Secured Notes Indenture contains covenants that, among other things, limit the ability of Titan and its restricted subsidiaries to incur additional indebtedness, make certain restricted payments, redeem stock or make other distributions, make certain investments, create liens, transfer or sell assets, merge or consolidate, and enter into transactions with Titan’s affiliates. These covenants are subject to a number of important and significant limitations, qualifications and exceptions. The New Senior Secured Notes Indenture also provides for customary events of default. In the case of an event of default arising from certain events of bankruptcy or insolvency with respect to Titan, any significant restricted subsidiary or any group of restricted subsidiaries that, taken together, would constitute a significant restricted subsidiary, all Senior Secured Notes due 2023 then outstanding will become due and payable immediately without further action or notice.

The foregoing description is not complete and is qualified in its entirety by the New Senior Secured Notes Indenture, which is filed herewith as Exhibit 4.1 and incorporated herein by this reference.

Exchange and Registration Rights Agreement

On November 20, 2017, Titan and the Guarantors entered into an exchange and registration rights agreement with Goldman Sachs & Co. LLC, as representative of the initial purchasers of the Senior Secured Notes due 2023 (the “Registration Rights Agreement”). Upon the terms and subject to the conditions of the Registration Rights Agreement, Titan agreed to offer to exchange the Senior Secured Notes due 2023 pursuant to a registration statement effective within 270 days of issuance for a new issue of substantially identical debt securities registered under the Securities Act of 1933, as amended. Under certain circumstances, Titan also may be obligated under the Registration Rights Agreement to file a shelf registration statement with respect to the Senior Secured Notes due 2023.

The foregoing description is not complete and is qualified in its entirety by the Registration Rights Agreement, which is filed herewith as Exhibit 4.2 and incorporated herein by this reference.

First Supplemental Indenture and Discharge Supplemental Indenture for 6.875% Senior Secured Notes due 2020

The consent deadline with respect to Titan’s previously disclosed cash tender offer and consent solicitation for any and all of its outstanding 6.875% Senior Secured Notes due 2020 (the “Senior Secured Notes due 2020”) occurred on November 17, 2017 at 5:00 p.m., New York City time (the “Consent Deadline”). As of the Consent Deadline, Titan received sufficient consents from holders of the outstanding Senior Secured Notes due 2020 to release the collateral described below and to effect certain proposed amendments to the Indenture, dated October 7, 2013 (the “2020 Senior Secured Notes Indenture”), among Titan, the Guarantors, the Trustee and the Collateral Trustee, under which the Senior Secured Notes due 2020 were issued. On November 20, 2017, Titan entered into the First Supplemental Indenture (the “First Supplemental Indenture”) to eliminate substantially all of the restrictive covenants, certain affirmative covenants, and certain events of default from the 2020 Senior Secured Notes Indenture. The First Supplemental Indenture became effective on November 20, 2017.

On November 20, 2017, Titan also entered into the Discharge Supplemental Indenture (the “Discharge Supplemental Indenture”) to the 2020 Senior Secured Notes Indenture. The Discharge Supplemental Indenture amended the 2020 Senior Secured Notes Indenture to eliminate substantially all of the covenants and events of default relating to the collateral securing the Senior Secured Notes due 2020, which consists of Titan’s fee title, right and interest in and to the real estate on and buildings in which its manufacturing facilities are located, in Des Moines, Iowa; Freeport, Illinois; Quincy, Illinois; and Bryan, Ohio. The Discharge Supplemental Indenture became effective on November 20, 2017.

The foregoing description is not complete and is qualified in its entirety by the First Supplemental Indenture and the Discharge Supplemental Indenture, which are filed herewith as Exhibit 4.3 and Exhibit 4.4, respectively, and incorporated herein by this reference.

Redemption of 6.875% Senior Secured Notes due 2020

On November 20, 2017, Titan called for redemption all of the Senior Secured Notes due 2020 that are not validly tendered by the expiration of the tender offer at 12:00 midnight, New York City time, at the end of December 4, 2017. The 2017 Notes will be redeemed on December 20, 2017.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 2.04 Triggering Events That Accelerate or Increase a Direct Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information set forth in Item 1.01 under the heading “Redemption of 6.875% Senior Secured Notes due 2020” is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 under the heading “First Supplemental Indenture and Discharge Supplemental Indenture for 6.875% Senior Secured Notes due 2020” is incorporated herein by reference.

Item 8.01 Other Events.

On November 20, 2017, Titan issued a press release announcing the closing of its private placement of the Senior Secured Notes due 2023. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

On November 20, 2017, Titan issued a press release announcing the early settlement of Titan’s tender offer to purchase for cash any and all of the Senior Secured Notes due 2020 and Titan’s call for redemption of the Senior Secured Notes due 2020 not validly tendered by the expiration of the tender offer at 12:00 midnight, New York City time, at the end of December 4, 2017. A copy of this press release is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

4.1	Indenture, dated as of November 20, 2017, among Titan, the Guarantors named therein, the Trustee and the Collateral Trustee.
4.2
Registration Rights Agreement, dated as of November 20, 2017, among, Titan, the Guarantors named therein, and Goldman Sachs & Co. LLC, as representative of the initial purchasers of the Senior Secured Notes due 2023.

4.3	First Supplemental Indenture, dated as of November 20, 2017, among Titan, the Guarantors named therein, the Trustee and the Collateral Trustee.
4.4	Discharge Supplemental Indenture, dated as of November 20, 2017, among Titan, the Guarantors named therein, the Trustee and the Collateral Trustee.
99.1	Titan’s press release dated November 20, 2017 announcing the closing of its private placement of the Senior Secured Notes due 2023.
99.2
Titan’s press release dated November 20, 2017 announcing the early settlement of Titan’s tender offer and Titan’s call for redemption of the Senior Secured Notes due 2020 not validly tendered by the expiration of the tender offer at 12:00 midnight, New York City time, at the end of December 4, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TITAN INTERNATIONAL, INC.
(Registrant)

Date:	November 20, 2017	By:	/s/ JAMES M. FROISLAND
James M. Froisland
Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description

4.1	Indenture, dated as of November 20, 2017, among Titan, the Guarantors named therein, the Trustee and the Collateral Trustee.
4.2
Registration Rights Agreement, dated as of November 20, 2017, among, Titan, the Guarantors named therein, and Goldman Sachs & Co. LLC, as representative of the initial purchasers of the Senior Secured Notes due 2023.

4.3	First Supplemental Indenture, dated as of November 20, 2017, among Titan, the Guarantors named therein, the Trustee and the Collateral Trustee.
4.4	Discharge Supplemental Indenture, dated as of November 20, 2017, among Titan, the Guarantors named therein, the Trustee and the Collateral Trustee.
99.1	Titan’s press release dated November 20, 2017 announcing the closing of its private placement of the Senior Secured Notes due 2023.
99.2
Titan’s press release dated November 20, 2017 announcing the early settlement of Titan’s tender offer and Titan’s call for redemption of the Senior Secured Notes due 2020 not validly tendered by the expiration of the tender offer at 12:00 midnight, New York City time, at the end of December 4, 2017.